CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated March 7, 2011 and March 5, 2010, on the separate financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company for the years ended December 31, 2010 and 2009, respectively, in the Registration Statement (Form N-4) and related Prospectus of CUNA Mutual Variable Annuity Account of CUNA Mutual Insurance Society.

/s/Ernst & Young LLP

San Francisco, California
April 26, 2011